UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008 (September 2, 2008)

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SYNCORA HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11

(Address of principal executive offices)

(441) 279-7450

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The registrant is filing the financial statements as of June 30, 2008 and for the three and six month periods ending June 30, 2008 and 2007 of its operating subsidiaries, Syncora Guarantee Inc. (formerly known as XL Capital Assurance Inc.) and Syncora Guarantee Re Ltd. (formerly known as XL Financial Assurance Ltd.), as Exhibit 99.1 and Exhibit 99.2, respectively, hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1	Syncora Guarantee Inc. and Subsidiary interim consolidated financial statements as of June 30, 2008 and for the three and six month periods ended June 30, 2008 and 2007.
Exhibit 99.2	Syncora Guarantee Re Ltd. interim financial statements as of June 30, 2008 and for the three and six month periods ended June 30, 2008 and 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCORA HOLDINGS LTD. (Registrant)

Date: September 2, 2008	By:	/s/ Susan Comparato
Name: Susan Comparato
Title: Acting Chief Executive Officer and President